UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2020
EASTMAN KODAK COMPANY (Exact name of registrant as specified in its charter)
NEW JERSEY (State or other jurisdiction of incorporation)	1-87 (Commission File Number)	16-0417150 (IRS Employer Identification No.)
343 State Street Rochester, NY 14650 (Address of principal executive offices with zip code)
(585) 724-4000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	KODK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company.  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01Regulation FD Disclosure

On August 7, 2020, Eastman Kodak Company (the “Company”) announced that it had formed a special committee (the “Special Committee”) to oversee an internal review of recent activity by the Company and related parties in connection with the announcement of a potential loan by the U.S. International Development Finance Corporation to support the launch of Kodak Pharmaceuticals, and that the Special Committee had retained Akin Gump Strauss Hauer & Feld LLP (“Akin Gump”) to conduct this review.  On September 15, 2020, the Special Committee issued a press release announcing that it completed this review and that Akin Gump had delivered a report to the Special Committee in connection with this review (the “Report”).  On September 15, 2020, the Company issued a press release confirming its receipt and acceptance of the findings and recommendations of the Report.

A copy of the Press Release issued by the Special Committee is furnished as Exhibit 99.1 hereto.  A copy of the Press Release issued by the Company is furnished as Exhibit 99.2 hereto. A copy of the Report is furnished as Exhibit 99.3 hereto. This Item 7.01 and Exhibits 99.1, 99.2 and 99.3 (the “Furnished Information”) are being furnished and shall not be deemed “filed” for any purpose. The Furnished Information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to the Furnished Information in such filing.

Item 9.01Financial Statements and Exhibits

(d)	Exhibits (all furnished and not filed)
(99.1)	Press release issued on September 15, 2020 by the Special Committee
(99.2)	Press release issued on September 15, 2020 by the Company
(99.3)	Report delivered by Akin Gump

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASTMAN KODAK COMPANY

By:	/s/Roger W. Byrd
Name: Roger W. Byrd
Title: General Counsel, Secretary and Senior Vice President

Date: September 16, 2020

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